U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                     -------

                           COMMISSION FILE No. 0-20922



Date of Report (Date of earliest event reported) May 18, 2000
                                                 ------------

                           WITEHALL ENTERPRISES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                                        75-2274730
--------------------------------------------------------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
          incorporation)

        801 Brickell Avenue, 9th Floor, Miami, Florida 33131 (Address of
--------------------------------------------------------------------------------
                     principal executive offices) (Zip Code)


                                 (904) 409-0200
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM   1. Changes in Control of Registrant N/A, No change of control of registrant.

ITEM   2. Acquisition and Disposition of Assets

                 AGREEMENT FOR THE PURCHASE OF HAIRBIOTECH, INC.

On September 7, 1999 Whitehall Enterprises, Inc. entered into an agreement to purchase Hairbiotech, Inc. a Nevada corporation. Hairbiotech shall operate as a wholly owned subsidiary of Whitehall Enterprises, Inc. under the direction of it present president Doctor Doured Daghisatani, M.D. The following table summarizes the more significant terms of the agreement:

* Whitehall Enterprises issued one hundred forty-four thousand shares of 144 Restricted shares.

* An amount of shares of common stock equivalent to $301,450.00 based on a five day trading average at the time of issuance.

* A total of 15,000 shares of common stock to be issued for professional services rendered to Hairbiotech, Inc.

* Whitehall Enterprises commits to cover Hairbiotech's overhead of $7,000.00 per month until such time that it is no longer necessary due to Hairbiotech, Inc. revenues or six months, whichever comes first.

* Founders of Hairbiotech, Inc. Doctors Daghistani, Jimenez, and Yunis will receive a total of 21% net profits of the subsidiary Hairbiotech, Inc. notwithstanding any remuneration they will receive from Hairbiotech, Inc. for their services.

* Hairbiotech, Inc. represents there are no outstanding subscriptions, warrants, preferred shares, options, calls or commitments of any charter relating to or entitling any party to purchase or otherwise acquire any stock of Seller; (b) there are no obligations or securities convertible into or exchangeable or exercisable of shares of any stock of Seller or any commitments of any charter relating to or entitling any party to purchase or otherwise acquire any such obligations or securities; (c) there are no preemptive or similar rights to subscribe for or to purchase any stock of Seller; and (d) there is no obligation of Seller to repurchase any shares of its capital stock.

                                    Business

Since its formation, Hairbiotech, Inc. has operated as a developmental stage company doing research related to hair growth stimulation and hair loss prevention. Hairbiotech initially signed a Research and Development Agreement and License Agreement with the University of Miami regarding its "Hair Growth Factor" technology. Hairbiotech, Inc. currently holds patents to (1) Antioxidant (A-O) technology, (2) 1, 25 Dihydroxy Vitamin D3 compound and its analogue, with FDA approval for Phase 2 Human Clinical trials, and (3) Hair Growth Factor (HGF) technology.

The Antioxidant patent was granted in December 1997, for a cosmetic product that does not require FDA approval. It protects hair, just as fluoride protects teeth, against damage caused by oxidants resulting from regular dying, sunlight, pollution, etc., and prevents further hair loss from oxidants in both men and women.

The 1,25 Dihydroxy Vitamin D3 compound and its analogue patent was granted in February 1997 to the University of Miami and was acquired by Hairbiotech, Inc. in August of 1997. Hairbiotech, Inc. currently sponsors research at the University of Miami School of Medicine as part of its research and development agreement with the University. This technology has been proven to be effective in preventing hair loss due to chemotherapy treatment.

The Hair Growth Factor (HGF) stimulation composition patent was granted in February 1998. Hair Growth Factor is a research stage pharmaceutical product derived from human cultured cells. Hairbiotech's technology is natural because it targets specific human hormones responsible for hair growth and thus it is safely effective when used by both men and women. It is expected to be used via weekly injections by both men and women for virtually any kind of hair-related malady. Management at Hairbiotech, Inc. notes that it is quite important to recognize the significance of the fact that the HGF technology is derived from human hormones and is therefore not a drug.

ITEM   3.  Bankruptcy or Receivership
           None; not applicable.

ITEM   4.  Changes in Registrant's Certifying Accountant.

ITEM   5.  Other Events
           See item 2

ITEM   6.  Resignations of Directors and Executive Officers.
           None; not applicable.

ITEM   7.  Financial Statements Exhibits.

          (a) Financial Statements of Businesses Acquired.

          The Hairbiotech, Inc. Balance Sheet, as of July 31, 1998 and related Statements of Operations, Stockholders' Equity and Cash Flows for the period then ended and the report of independent auditor Barry L. Friedman, P.C. certified public accountant thereon, together with the notes thereto, are located at pages 9 through 17 of this Report.

* Audited Financial Statements of Hairbiotech, Inc. for the period ended July 31,1998.

*        Accountant's Report

*        Balance Sheet

*        Statement of Income

*        Shareholders Equity

*        Statement of Cash Flows

*        Notes to Financial Statements

         (b) Pro Forma Financial Information.

                  The condensed consolidating balance sheet as of September 30, 1999 and the consolidating statements of operations and cash flows along with the Company's financial statements and the notes thereto, are incorporated by reference to the Company's Form 10-KSB report covering the period ended September 30, 1999.

The calculation of excess purchase cost over fair value of net assets acquired is as follows:

                  Total Purchase Cost                                $350,000
                  Net Book Value of MBM                              (350,000)
                                                                     --------
                  Excess of purchase cost over fair
                    Value of assets acquired and
                    Liabilities assumed                              $    -0-
                                                                     ========

See Exhibits


ITEM   8.  Change in Fiscal Year
           None; not applicable.

ITEM   9.  Sales of Equity Securities pursuant to Regulation S.
           None; not applicable.

                                    Signature


Pursuant to the requirements of the Securities and Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Whitehall Enterprises, Inc.

By: /s/ Luis Alvarez
--------------------
Luis Alvarez - President

                                HAIRBIOTECH, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS
                                  July 31, 1998

                                TABLE OF CONTENTS
                                -----------------




                                                                                               PAGE
                                                                                               ----
INDEPENDENT AUDITORS' REPORT....................................................                 1

BALANCE SHEET...................................................................                 2

STATEMENT OF OPERATIONS.........................................................                 3

STATEMENT OF STOCKHOLDERS' EQUITY...............................................                 4

STATEMENT OF CASH FLOWS.........................................................                 5

NOTES TO FINANCIAL STATEMENTS...................................................               6 - 7


                             BARRY L. FRIEDMAN, P.C.
                           Certified Public Accountant


1582 TULITA DRIVE                               OFFICE (702) 361-8414
LAS VEGAS, NEVADA   89123                       FAX NO. (702) 896-0278


                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


Board Of Directors                              August 7, 1998
Hairbiotech, Inc.
Las Vegas, Nevada


         I have audited the Balance Sheet of Hairbiotech, Inc., (A Development Stage Company) , as of July 31, 1998, and the related Statements of Operations, Stockholders' Equity and Cash Flows for the period June 29, 1998, (inception) to July 31, 1998. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

         I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

         In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hairbiotech, Inc., (A Development Stage Company) , at July 31, 1998, and the results of its operations and cash flows for the period June 29, 1998, (inception) to July 31, 1998, in conformity with generally accepted accounting principles.

         The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has had no operations and has no established source of revenue. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




Barry L. Friedman
Certified Public Accountant

                                HAIRBIOTECH, INC.
                          (A Development Stage Company)
                                  July 31, 1998

                                  BALANCE SHEET
                                  -------------

                                     ASSETS
                                     ------
CURRENT ASSETS:
         Cash                                                                 $    600
                                                                              --------

                  TOTAL CURRENT ASSETS                                        $    600
                                                                              --------

FIXED ASSETS:
         Research & Development  (Note #1)                                    $210,000
                                                                              --------

                  TOTAL FIXED ASSETS                                          $210,000
                                                                              --------

OTHER ASSETS:
         Organization Costs (Net)                                             $    697
                                                                              --------

                  TOTAL OTHER ASSETS                                          $    697
                                                                              --------

         TOTAL ASSETS                                                         $211,297
                                                                              ========


                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------


CURRENT LIABILITIES:                                                          $      0
                                                                              --------

                  TOTAL CURRENT LIABILITIES                                   $      0
                                                                              --------

STOCKHOLDERS' EQUITY:
 Preferred stock, $.00l par value
 authorized 5,000,000 shares
 issued and outstanding at
 July 31, 1998-None                                                           $      0

 Common stock, $.001 par value,
 authorized 45,000,000 shares;
 issued and outstanding at
 July 31, 1998-4,000,000 shares                                               $  4,000

 Additional paid-in capital                                                   $208,809

 Deficit accumulated during
 development stage                                                              -1,512
                                                                              --------

                  TOTAL STOCKHOLDER'S EQUITY                                  $211,297
                                                                              --------

         TOTAL LIABILITIES AND STOCKHOLDERS'                                  $211,297
         EQUITY                                                               ========


See accompanying notes to financial statements & audit report

                                HAIRBIOTECH, INC.
                          (A Development Stage Company)
                   June 29, 1998, (Inception) to July 31, 1998

                             STATEMENT OF OPERATIONS
                             -----------------------

INCOME:
         Revenue                            $        0
                                            ----------

EXPENSES:
         Accounting                         $    1,500
                                            ----------
         Amortization                               12
                                            ----------

                  TOTAL EXPENSES            $    1,512
                                            ----------


         NET LOSS                           $   -1,512
                                            ==========



Weighted average
number of common
shares outstanding                           3,666,667
                                            ==========


         Net Loss
         Per Share                          $   -.0004
                                            ==========

See accompanying notes to financial statements & audit report

                                HAIRBIOTECH, INC.
                          (A Development Stage Company)
                                  July 31, 1998



                        STATEMENT OF STOCKHOLDERS' EQUITY
                        ---------------------------------

                                                                       Deficit
                                                                     accumulated
                                                      Additional       during
                                 Common Stock           paid-in      development
                            Shares           Amount     capital         stage
                            ------           ------     -------         -----
July 29, 1998
issued for
Research &
Development
See Note #1                3,500,000        $ 3,500    $ 206,500     $        0


July 31, 1998
issued for cash              500,000            500            0              0

Capital
Contribution                       0              0        2,309

Net loss,
June 29, 1998
(inception) to
July 31, 1998                                                            -1,512
                           ---------      ---------    ---------     ----------
Balance,
July 31 1998               4,000,000        $ 4,000    $ 208,809     $   -1,512
                           =========      =========    =========     ==========



See accompanying notes to financial statements & audit report

                                HAIRBIOTECH, INC.
                          (A Development Stage Company)
                   June 29, 1998, (Inception) to July 31, 1998



                             STATEMENT OF CASH FLOWS
                             -----------------------

Cash Flows from
Operating Activities:
  Net loss                                                        $   -1,512
  Amortization                                                        +   12


Changes in assets and
liabilities:
  Organization Costs                                                   - 709


Cash Flows from
Investing Activities:                                                      0


Cash Flows from
Financing Activities:
  Capital Contribution                                               + 2,309
  Issuance of common stock for cash                                  +   500
                                                                  ----------


Net increase in cash                                              $  +   600

Cash,
Beginning of period                                                        0
                                                                  ----------


Cash,
End of period                                                     $      600
                                                                  ==========

See accompanying notes to financial statements & audit report

                                HAIRBIOTECH, INC.
                          (A Development Stage Company)


                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                                  July 31, 1998


NOTE 1  -  HISTORY AND ORGANIZATION OF THE COMPANY

         The Company was organized June 29, 1998, under the laws of the State of Nevada, as Hairbiotech, Inc. The Company has no operations and in accordance with SFAS #7, the Company is considered a development stage company.

         On July 29, 1998, the Company acquired certain technologies known as the Antioxidant Technology, Vitamin D3 Technology, and the Hair Growth Factor
(HGF) Technology. For the acquisition of these technologies the Company issued 3,500,000 shares of its $0.001 par value common stock for a value stated as $ 210,000. The $210,000 represents the costs involved in the development of the acquired three technologies.

On July 31, 1998, the Company issued 500,000 shares of its $.001 par value common stock for cash of $500.00.

NOTE 2  -  ACCOUNTING POLICIES AND PROCEDURES

         Accounting policies and procedures have not been determined except as follows:

         1. The Company uses the accrual method of accounting.

         2. The cost of organization, $ 709.00, is being amortized over a period of 60 months (June 29, 1998, through June 28, 2003).

         3. Earnings per share is computed using the weighted average number of shares of common stock outstanding.

         4. The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid since inception.

NOTE 3  -  GOING CONCERN

         The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has no current source of revenue. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. It is management's plan to seek additional capital through a State of Nevada registered public offering of securities pursuant to Chapter 90.490 of the Nevada revised statutes.

                                HAIRBIOTECH, INC.
                          (A Development Stage Company)


                     NOTES TO FINANCIAL STATEMENTS CONTINUED
                     ---------------------------------------
                                  July 31, 1998


NOTE 4  -  RELATED PARTY TRANSACTION

         The Company neither owns or leases any real or personal property. Office services are provided without charge by a director. Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

NOTE 5  -  WARRANTS AND OPTIONS

         There are no warrants or options outstanding to acquire any additional shares of common stock.